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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2000



                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


          MARYLAND                   000-21193                    95-4582157
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
                               "WWW.SUNTERRA.COM"
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                    (Address of Principal Executive Offices)


                                  407-532-1000
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              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS.

       See press release dated June 6, 2000 entitled " NYSE suspends Sunterra, to seek delisting" attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits

          EXHIBIT NO.                  DESCRIPTION                     PAGE NO.
          -----------                  -----------                     --------

             99            Press release dated June 6, 2000               3
                           entitled "NYSE suspends Sunterra,
                           to seek delisting"


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUNTERRA CORPORATION
                                             (Registrant)

Date: June 12, 2000                       By:  /s/ RICHARD GOODMAN
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                                               Richard Goodman
                                               Executive Vice President and
                                               Chief Financial Officer